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                                                                    EXHIBIT 10.1

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of February 1, 1999, by and between Voxware, Inc. ("Borrower") and Silicon Valley Bank, a
California-chartered bank ("Lender") with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other obligations which may be
   -----------------------------------
owing by Borrower to Lender, Borrower has an obligation to Lender pursuant to, among other documents executed by Borrower, a Promissory Note, dated October 18, 1996 in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00), as may be amended (the "Revolving Facility"), and a Master Note, dated May 5, 1997 in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Lease Facility"). The Revolving Facility and the Lease Facility are sometimes referred to collectively herein as the "Notes". The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Letter Agreement, dated October 18, 1996, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement. As of the date hereof, there is no amount outstanding under the Revolving Facility.

Hereinafter, all obligations owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: As an accommodation to Borrower and for good and
   -------------------------
valuable consideration, including, Lender's agreement to no longer require to compliance with the existing financial covenants, Lender shall return to Borrower the executed financing statements which Lender was holding and not perfecting until an Event of Default occurred, provided, that Borrower shall secure all outstanding Indebtedness with cash held at the offices of Lender in an amount not less than 100% of the outstanding amount of all Indebtedness Borrower owes to Lender. Borrower hereby acknowledges that Lender may place a "hold" on any deposit account pledged as Collateral. Such grant of security interest shall be pursuant to that certain Commercial Security Agreement, dated May 5, 1997 (the "Security Agreement").

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3. DESCRIPTION OF CHANGE IN TERMS.
   ------------------------------

     A.   Modification to Revolving Facility.
          ----------------------------------

               1. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 30, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest, beginning February 28, 1999, and all subsequent interest payments will be due on the same day of each month thereafter.

     B.   Modification to Loan Agreement.
          ------------------------------

          1. The paragraph beginning with the words "Borrowings under the Loans..." is hereby amended to read in its entirety, as follows:

               Borrowings under the Loans shall be secured by a first security interest in Borrower's cash, which shall be held in an account at the offices of Lender in an amount not less than 100% of all outstanding Indebtedness owing from Borrower to Lender. Borrower hereby authorizes Lender to place a hold on any such amount


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               (which shall remain in place until Borrower's repayment
               obligations hereunder are satisfied in full, provided, however, that the amount of such hold will decrease with the amount paid toward the outstanding Indebtedness).

          2. The paragraph beginning with the words "Funds shall be advanced..." is hereby amended to read in its entirety as follows:

               Funds shall be advanced under the Revolving Facility according to an Advance Rate, defined as follows: the lesser of (a) $2,000,000.00 minus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus the Foreign Exchange Reserve or (b) 100% of the cash pledged to Lender.

          3. The Financial Covenants are hereby deleted in their entirety, accordingly, Borrower shall no longer be entitled to comply with the Financial Covenants.

     C.   Modification(s) to Security Agreement.
          -------------------------------------

          1. The "Collateral" description is hereby amended to read, as follows:

               All cash held in an account with Lender in an amount not less than 100% of the outstanding amount of all Indebtedness Borrower owes to Lender, together with all renewals and proceeds of the foregoing.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
   ------------------
necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of One
   -------------------
Thousand and 00/100 Dollars ($1,000.00) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no
   -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the
   -------------------
existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its
   ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective
   ----------------
only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).


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10. COUNTERPARTS. This Loan Modification Agreement may be executed in two or
    ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

11. CONDITIONS. The effectiveness of this Loan Modification Agreement is
    ----------
conditioned upon Borrower's payment of the Loan Fee.


    This Loan Modification Agreement is executed as of the date first written above.



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BORROWER:

VOXWARE, INC.

By: /s/ Nicholas Narlis
    -----------------------------------
Name: Nicholas Narlis
Title: VP and CFO

LENDER:

SILICON VALLEY BANK, doing business as
SILICON VALLEY EAST

By: /s/ Nancy Funkhouser
    -----------------------------------
Name: Nancy Funkhouser
Title: Assistant Vice President


SILICON VALLEY BANK

By: /s/ Michelle D. Giannini
    -----------------------------------
Name: Michelle D. Giannini
Title: Assistant Vice President
     (Signed at Santa Clara County, CA)